                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 22, 2005

                      COMMISSION FILE NUMBER: 002-78335-NY

                           Providential Holdings, Inc.

                           ---------------------------

             (Exact name of registrant as specified in its charter)

Nevada                                                               90-0114535

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(State or other jurisdiction of             (I.R.S. Employer Identification No.)

incorporation or organization)

17011 Beach Blvd., Suite 1230, Huntington Beach, California                92647

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(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (714) 843-5450

                                 Not applicable

          (Former name or former address, if changed since last report)

Dieterich & Associates

11300 W. Olympic Blvd., Suite 800

Los Angeles, CA 90064

Tel: 310-312-6888

Fax: 310-312-6680

                      Index to Exhibit specified on Page 2

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 21, 2005, Gene M. Bennett resigned as Chief Financial Officer and was appointed as Business Development Officer - Asia of the Registrant.

Henry D. Fahman, Chairman and Chief Executive Officer of the Company, will serve as Interim Chief Financial Officer of the Registrant.

We are not reporting this as an Item 6 disclosure because Mr. Bennett has no disagreement with the company on any matter relating to the company's operations, policies or practices.

Item 9.01 Financial Statements and Exhibits

17.1     Letter of Resignation of Gene M. Bennett.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Providential Holdings, Inc.

DATED:  March 22, 2005

               By:      /s/ Henry Fahman

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                                             Henry Fahman, President

Exhibit 17.1

PROVIDENTIAL HOLDINGS, INC.

TO:

HENRY FAHMAN

FROM:

GENE M. BENNETT,

SUBJECT:

CHANGE OF POSITION

DATE:

3/21/2005

CC:

FILE

Henry Fahman, President and CEO of Providential Holdings, Inc., please accept my resignation as the Chief Financial Officer of Providential Holdings, Inc. to be effective March 21, 2005.  And, please accept my desire to be appointed Business Development Officer – Asia .  I have no disagreement with the company on any matter relating to the company's operations, policies or practices.

Sincerely,

/s/ Gene M. Bennett